Exhibit 10.6

FIFTH AMENDMENT
TO

LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is made  and entered into as of September 1, 2019 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and CASPER SLEEP INC., CASPER SCIENCE LLC, and CASPER SLEEP RETAIL LLC (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)             Section 7.8 of the Agreement is hereby amended and restated, as follows:

7.8                               Capitalized  Expenditures.                                           Make Capitalized Expenditures in excess of $55,000,000 in the aggregate in Borrower’s 2019 fiscal year. For subsequent reporting periods, Bank shall use the budget delivered pursuant to Section 6.2 to establish the Capitalized Expenditure limit for such year after reasonable consultation with Borrower, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute.

2)             The following defined terms in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Borrowing Base” means an amount equal to three hundred percent (300%) (the “Advance Rate”) of the most recent average trailing-three-months GAAP gross profit (revenues minus cost of goods sold) for Borrower and its Subsidiaries on a consolidated basis, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower pursuant to Section 6.2(b) of this Agreement.

“Formula Revolving Maturity Date” means September 1, 2020.

3)             Unless otherwise defined, all initially capitalized terms in this Amendment shall be  as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)             Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

5)             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6)             As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)                                            this Amendment, duly executed by each Borrower;

b)                                            payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any Borrower’s accounts; and

c)                                             such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Casper Sleep Inc. — 5th Amendment to LSA — EXECUTION

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CASPER SLEEP INC.		PACIFIC WESTERN BANK

By:	/s/	By:	/s/
Name:	Greg Macfarlane	Name:	James Londono
Title:	Chief Financial Officer, Chief Operating Officer	Title:	Senior Vice President

CASPER SCIENCE LLC

By:	/s/
Name:	Greg Macfarlane
Title:	Chief Financial Officer, Chief Operating Officer

CASPER SLEEP RETAIL LLC

By:	/s/
Name:	Greg Macfarlane
Title:	Chief Financial Officer, Chief Operating Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement]

Casper Sleep Inc. — 5th Amendment to LSA — EXECUTION